UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2013

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Increase in Borrowing Base Availability under KeyBank Credit Facility

As previously reported in a Current Report on Form 8-K filed on April 4, 2012, Carter Validus Mission Critical REIT, Inc. (the “Company”), through its operating partnership, Carter/Validus Operating Partnership, LP (“CVOP”), entered into a credit facility (as amended from time to time, the “KeyBank Credit Facility Agreement”) with KeyBank National Association (“KeyBank”) and the other lenders party thereto, to obtain a secured revolving credit facility in an aggregate maximum principal amount of $225,000,000 (the “KeyBank Credit Facility”), consisting of a $170,000,000 revolving credit loan, with a maturity date of August 9, 2016, subject to CVOP’s right to a 12-month extension, and a $55,000,000 term loan, with a maturity date of August 9, 2017, subject to CVOP’s right to a 12-month extension.

On October 2, 2013, in connection with the Company’s acquisition of a 15,600 rentable square foot medical facility located in Alexandria, Louisiana (the “Christus Cabrini Surgery Center”), CVOP, through a wholly-owned subsidiary, entered into a joinder agreement and an assignment of leases and rents with KeyBank to add the Christus Cabrini Surgery Center to the collateral pool of the KeyBank Credit Facility, which increased CVOP’s borrowing base availability under the KeyBank Credit Facility by approximately $2,612,000. CVOP also pledged a security interest in the Christus Cabrini Surgery Center as collateral to secure the KeyBank Credit Facility pursuant to a mortgage agreement, dated October 2, 2013.

The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value, debt yield and debt service coverage ratios contained in the KeyBank Credit Facility Agreement. As of October 2, 2013, the total borrowing base availability under the KeyBank Credit Facility was $169,509,000. As of October 2, 2013, the outstanding balance under the KeyBank Credit Facility was $55,000,000 and the Company had approximately $114,509,000 remaining available thereunder.

The material terms of the joinder agreement, the assignment of leases and rents and the mortgage agreement are qualified in their entirety by the agreements attached as Exhibit 10.1 through 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Joinder Agreement by HC-3436 Masonic Drive, LLC to KeyBank National Association, as Agent, dated October 2, 2013.

10.2	Assignment of Leases and Rents by HC-3436 Masonic Drive, LLC to KeyBank National Association, dated October 2, 2013.

10.3	Act of Leasehold Mortgage, Security Agreement and Assignment of Leases and Rents by HC-3436 Masonic Drive, LLC, as Mortgagor, to KeyBank National Association, as Agent, dated October 2, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: October 4, 2013	By:	/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer